Exhibit 10.1

SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

Between

ROCK CREEK PHARMACEUTICALS, INC.,

as Issuer,

And

The Investors Set Forth on Schedule I hereto

Dated: January 28, 2015

This SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into and effective as of January 28, 2015, between Rock Creek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the several investors set forth on Schedule I attached hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, certain of the Investors have previously entered into one or more securities purchase and registration rights agreements with the Company (each, a “Prior Agreement” and collectively, the “Prior Agreements”), whereby the Company sold to such Investors, and such Investors purchased from the Company, among other securities, one or more warrants (in each case, a “Prior Warrant” and collectively, the “Prior Warrants”), to purchase shares (“Prior Warrant Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”);

WHEREAS, the Company and the Investors desire that, upon the terms and conditions set forth in this Agreement: (i) each Investor identified on Schedule I attached hereto as owning Prior Warrants will exercise the Prior Warrants indicated next to such Investor’s name in Column 1 of Schedule I, thereby purchasing the related Prior Warrant Shares, at an amended exercise price of $0.15 per share (the “Amended Exercise Price”), and the Company will issue to such Investor its respective Prior Warrant Shares indicated in Column 2 of Schedule 1; (ii) each Investor not otherwise exercising Prior Warrants to purchase Prior Warrant Shares will purchase from the Company, and the Company will issue and sell to such Investor, the number of shares of the Company’s Common Stock set forth opposite such Investor’s name in Column 3 of Schedule I attached hereto (the “Shares”), for a purchase price equal to $0.15 per share (the “Purchase Price Per Share”); and (iii) each Investor will acquire from the Company, and the Company will grant and issue to each Investor, a warrant, substantially in the form attached hereto as Exhibit A (in each case, a “Warrant” and collectively, the “Warrants”), to purchase the number of shares of the Company’s Common Stock set forth opposite such Investor’s name in Column 7 of Schedule I attached hereto (in each case, the “Warrant Shares”), at an initial exercise price of $0.15 per share; and

WHEREAS, each Investor will have registration rights with respect to, as applicable, its Shares, its Warrant Shares, and its other Registrable Securities (as defined herein) pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Agreement to Sell and Purchase the Prior Warrant Shares, the Shares, and the Warrants. At the Closing (as defined below), the Company will sell to each Investor, and each Investor will purchase from the Company, upon the terms and subject to the conditions hereinafter set forth, Prior Warrant Shares, Shares, and Warrants in the amounts set forth opposite such Investor’s name on Schedule I attached hereto and for the aggregate purchase price set forth opposite such Investor’s name under the heading “Aggregate Purchase Price” on Schedule I attached hereto. Effective as of the Closing Date (as defined below), each Investor and the Company hereby acknowledge and agree that the Prior Warrants indicated on Schedule I shall be deemed exercised as of the Closing Date, the “Exercise Price” of the Prior Warrants shall be the Amended Exercise Price, and this Agreement shall be in lieu of any “notice of exercise” or similar document as may be required with respect to the exercise of the Prior Warrants.

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2.            Delivery of the Prior Warrant Shares, the Shares, and the Warrants at Closing; Future Equity Participation.

(a)           The completion of the purchase, sale and issuance of the Prior Warrant Shares, the Shares, and the Warrants (the “Closing”) shall occur on the date of this Agreement or on such other date as the Company and each Investor shall agree (the “Closing Date”), at the offices of the Company. At the Closing, the Company shall issue to each Investor, as indicated on Schedule I attached hereto: (i) one or more stock certificates, registered in such Investor’s name and address as set forth on Schedule I attached hereto, representing the Prior Warrant Shares and Shares (as applicable), and (ii) a Warrant issued in the name of such Investor.

The Company’s obligation to issue Prior Warrant Shares, Shares, and a Warrant (as applicable) to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (i) receipt by the Company of a wire transfer of immediately available funds to an account designated in writing by the Company, in the full amount of the total purchase price payable by such Investor for the Prior Warrant Shares, the Shares, and the Warrant that such Investor is hereby agreeing to purchase, as set forth opposite the name of such Investor under the heading “Aggregate Purchase Price” on Schedule I attached hereto; and (ii) the accuracy, in all material respects, of the representations and warranties made by such Investor and the fulfillment, in all material respects, of those undertakings of such Investor to be fulfilled prior to the Closing.

Each Investor’s obligation to purchase Prior Warrant Shares, Shares and a Warrant (as applicable) shall be subject to the following conditions, any one or more of which may be waived by an Investor (provided that no such waiver shall be deemed given unless in writing and executed by such Investor): (i) receipt by such Investor of a counter-signed copy of this Agreement executed by the Company; (ii) receipt by such Investor of a copy of its Warrant; (iii) receipt by such Investor of evidence of irrevocable instructions issued by the Company to the Company’s transfer agent instructing the transfer agent to issue to such Investor a stock certificate representing such Investor’s Prior Warrant Shares and/or Shares (subject to full satisfaction of the conditions to Closing set forth in this Section 2); and (iv) the accuracy, in all material respects, of the representations and warranties made by the Company and the fulfillment, in all material respects, of those undertakings of the Company to be fulfilled prior to the Closing.

(b)           The Company shall not issue to an Investor any Shares or Warrant Shares under this Agreement until such time when such shares proposed to be issued, when aggregated with all other shares then owned beneficially (as calculated pursuant to (i) Section 13(d) of the Securities Exchange Act of 1934 and Rule 13d-3 promulgated thereunder and (ii) the rules and regulations of the NASDAQ Stock Market) by such Investor would not result in the beneficial ownership by such Investor of more than 9.99% of the then issued and outstanding shares of Common Stock (the “Ownership Cap”), without the prior written consent of such Investor. The Ownership Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction.

3.            Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, each Investor as follows as of the date of this Agreement and as of the Closing Date:

3.1            Organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).

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3.2          Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Warrants, and has taken all necessary corporate action to enter into and perform this Agreement, to issue the Prior Warrant Shares and the Shares in accordance with the terms of this Agreement, to enter into and perform the Warrants, and to issue the Warrant Shares in accordance with the terms of the Warrants. This Agreement has been, and upon the Closing in accordance with the terms of this Agreement, the Warrants will be, duly authorized, validly executed and delivered by the Company and constitute, or will constitute, legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon their issuance in accordance with the terms of this Agreement and the Prior Warrants (as applicable), the Shares and the Prior Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable, the Warrants will be duly authorized and validly issued, and the Warrant Shares, upon exercise of the Warrants in accordance with their terms, will be duly authorized.

3.3          Non-Contravention. Except as would not reasonably be expected to have a Material Adverse Effect, the execution and delivery of this Agreement, the issuance and sale of the Prior Warrant Shares, the Shares, and the Warrants under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (A) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (B) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (C) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, or (ii) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement or the valid issuance and sale of the Prior Warrant Shares, the Shares, and the Warrants pursuant to this Agreement, other than such as have been or will be made or obtained, and except for any securities filings required to be made under federal or state securities laws.

3.4          SEC Filings. Since January 1, 2014, the Company and its Subsidiaries have filed all reports, schedules, forms, statements and other documents required to be filed by them with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (such reports, including exhibits thereto and documents incorporated by reference therein, collectively, the “SEC Documents”). To the best of the Company’s knowledge, as of their respective filing dates, none of the SEC Documents contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light and circumstances under which they were made, not misleading, except to the extent corrected by subsequently filed or furnished SEC Documents.

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3.5          Absence of Certain Changes. Except as disclosed in the SEC Documents or otherwise publicly disclosed by the Company, since January 1, 2014, there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, prospects, liabilities or results of operations of the Company or its Subsidiaries which, to the knowledge of the Company, would reasonably be expected to have a Material Adverse Effect.

3.6          Capitalization. As of January 26, 2015, the authorized capital stock of the Company consists of (i) 314,800,000 shares of Common Stock, of which 192,997,235 shares are issued and outstanding and 72,227,580 shares are issuable and reserved for issuance pursuant to the Company’s stock option plans or securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 100,000 shares of preferred stock, of which as of the date hereof, no shares are issued. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as disclosed in the SEC Documents, as of the date hereof, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) other than the January 2015 Note and Warrant, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, and (iv) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company disclosed in its SEC Documents or has furnished to each Investor true and correct copies of the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as amended and as in effect on the date hereof (the “By-laws”). For purposes hereof, the term “January 2015 Note and Warrant” means the (i) a Convertible Promissory Note of the Company issued or issuable in January 2015 payable to John J. McKeon in the original principal amount of $350,000, convertible into shares of common stock at a conversion price of $1.00 per share (subject to adjustments for stock splits, reverse stock splits, and the like), plus (ii) a Common Stock Purchase Warrant of like date thereof granted to John J. McKeon and representing the right to purchase 350,000 shares of Common Stock at an exercise price of $1.00 per share (subject to adjustments for stock splits, reverse stock splits, and the like).

3.7          Registration of the Prior Warrant Shares.

(a)            Certain Prior Warrant Shares have been duly registered for resale pursuant to registration statements on Form S-3 (the “Prior Registration Statements”) filed pursuant to the Prior Agreements to the extent indicated on Schedule I hereto.

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(b)            The Prior Registration Statements have been declared effective by the Commission, and no stop order relating thereto has been issued and, to the Company’s knowledge, no such stop order has been threatened or proceeding to issue such a stop order commenced.

(c)            As of the date of the filing of the Transaction 8-K, the prospectuses contained in the Prior Registration Statements are current, no amendment to such prospectuses is required by this Agreement, and such prospectuses may be used by the Investors for resale of the Prior Warrant Shares.

(d)            The Prior Warrant Shares are duly listed for trading on the NASDAQ Capital Market (the “Principal Market”) upon issuance.

3.8          Broker. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company or any Investor relating to this Agreement or the transactions contemplated hereby.

3.9          No Material Non-Public Information. The Company has not provided any material non-public information to any Investor except for such information as will be included in the Form 8-K to be filed pursuant to Section 4.15 hereof (the “Transaction 8-K”).

3.10        Certain Proceedings. The Company is not the subject of a voluntary bankruptcy or solvency action, has not made a general assignment for the benefit of creditors, and has not taken any corporate action to authorize any of the foregoing.

4.            Representations, Warranties and Covenants of the Investors. Each Investor severally for itself, and not jointly with the other Investors, represents and warrants to, and covenants with the Company as follows as of the date of this Agreement and as of the Closing Date:

4.1           Due Authorization; Organization. Such Investor has all requisite power, authority and capacity to execute, deliver and perform its obligations under this Agreement, and has taken all necessary corporate, company, partnership or individual action, as the case may be, to enter and perform this Agreement. This Agreement has been duly authorized and validly executed and delivered by such Investor and constitutes a legal, valid and binding agreement of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.2           Non-Contravention. The execution and delivery of this Agreement, the purchase of Prior Warrant Shares, Shares, and a Warrant (as applicable) under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (A) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Investor is a party, (B) the charter, by-laws or other organizational documents of such Investor, as applicable, or (C) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to such Investor or its property, or (ii) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of such Investor or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which such Investor is a party or by which such Investor is bound or to which any of the property or assets of such Investor is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the purchase of Prior Warrant Shares, Shares, and a Warrant (as applicable) by such Investor, other than such as have been made or obtained.

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4.3           Private Placement. Such Investor represents and warrants to, and covenants with, the Company that such Investor is acquiring Prior Warrant Shares, Shares, and a Warrant (as applicable) for its own account for investment only and with no present intention of distributing any Prior Warrant Shares, Shares, Warrant, or Warrant Shares in violation of the applicable securities laws, or pursuant to any arrangement or understanding with any other persons regarding the distribution of any Prior Warrant Shares, Shares, Warrant, or Warrant Shares. Such Investor has been advised and understands that none of the Shares, the Warrant, or the Warrant Shares have been registered under the Securities Act or under the “blue sky” or similar laws of any jurisdiction and that they may be resold only if registered pursuant to the provisions of the Securities Act and such other laws, if applicable, or, subject to the terms and conditions of this Agreement, if an exemption from registration is available. Such Investor has been advised and understands that the Company, in issuing the Prior Warrant Shares, the Shares, and the Warrants, is relying upon, among other things, the representations and warranties of such Investor herein in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

4.4           Certain Trading Activities. Neither such Investor nor any of its affiliates has directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, engaged in any purchase or sale of Common Stock (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) since the date that such Investor first became aware of the transactions contemplated hereby. For the purposes of this Section 4.4, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO adopted under the Exchange Act and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales and other transactions through non-US broker-dealers or foreign regulated brokers having the effect of hedging the securities of the Company or the investment contemplated under this Agreement. Such Investor covenants that neither it, nor any person acting on its behalf or pursuant to any understanding with it, will engage in any transaction in the securities of the Company (including short sales) prior to the filing of a Current Report on Form 8-K, Annual Report on Form 10-K, press release, or other applicable Exchange Act report reporting this transaction.

4.5           No Advice. Such Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Prior Warrant Shares, the Shares, and the Warrants constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Prior Warrant Shares, Shares, and a Warrant (as applicable).

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4.6           Accredited Investor; Big Boy. Such Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and is able to bear the risk of its investment in the Prior Warrant Shares, the Shares, the Warrant, and the Warrant Shares. Such Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Prior Warrant Shares, the Shares, the Warrant, and the Warrant Shares. Such Investor acknowledges that it does not have any material non-public information relating to the Company. Such Investor further acknowledges that the Company and its agents, officers, directors and affiliates possess material non-public information not known to such Investor regarding or relating to the Company and/or the securities being offered hereby, including, but not limited to, information concerning the business, financial condition, results of operations, legal matters associated with ongoing or past litigation matters, investigations, the Company’s corporate transition matters (including transactions related to the corporate transition matters and amounts that become payable by the Company), prospects and other plans of the Company. Such Investor acknowledges that any material non-public information may be indicative of a value of the securities being offered hereby that is substantially less than the purchase price paid by such Investor, or may be otherwise adverse to such Investor, and such material non-public information, if known to such Investor, could be material to such Investor’s decision to acquire the securities being offered hereby. Accordingly, such Investor understands and accepts that there is an information disparity between such Investor and the Company, confirms that the Company is not obligated to disclose, and consistent with such Investor’s instructions, has not disclosed, material non-public information to such Investor, and acknowledges and agrees that the Company has no liability arising from such non-disclosure. Such Investor acknowledges that neither the Company nor any of its agents, officers, directors, or affiliates has delivered any information or made any representations to such Investor, except as expressly set forth herein.

4.7           Limited Representations. Such Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and its Subsidiaries and all materials relating to the offer and sale of the Prior Warrant Shares, the Shares, the Warrants, and the Warrant Shares, in each case that have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask such questions of the Company as they deem appropriate for purposes of the investment contemplated hereby. Such Investor acknowledges and agrees that the most recent disclosure of the Company’s results is for the three and nine month periods ended on, and the most recent disclosure of the Company’s financial condition is at, September 30, 2014, as reported on the Company’s Quarterly Report on Form 10-Q, filed with the Commission on November 10, 2014, and that, except as disclosed in the SEC Documents, no information more recent than such date has been provided to or requested by such Investor as to the Company’s results, operations, financial condition, business or prospects. Such Investor understands that its purchase of Prior Warrant Shares, Shares, a Warrant, and Warrant Shares (as applicable) involves a high degree of risk and that it may lose its entire investment in the Prior Warrant Shares, Shares, Warrant, and Warrant Shares (as applicable), and such Investor further acknowledges and agrees that it can afford to do so without material adverse consequences to its financial condition. Such Investor is not relying on, and does not have, any information provided by the Company and its Subsidiaries, except to the extent provided in Section 3 herein.

4.8           No Recommendation. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Prior Warrant Shares, the Shares, the Warrants, or the Warrant Shares or the fairness or suitability of an investment in the Prior Warrant Shares, the Shares, the Warrants, or the Warrant Shares nor have such authorities passed upon or endorsed the merits thereof.

4.9           Restrictive Legends. The Company shall issue a Warrant and certificates for Prior Warrant Shares, Shares, and Warrant Shares (as applicable) to such Investor with the legends described in Section 6 below. Such Investor covenants that, in connection with any transfer of any Prior Warrant Shares, Shares, or Warrant Shares pursuant to the Prior Registration Statements or the registration statement contemplated by Section 5 hereof, as applicable, including the prospectuses contained therein, such Investor will comply with the applicable prospectus delivery requirements of the Securities Act, provided that copies of a current prospectus relating to such effective registration statements are available to such Investor.

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4.10         Residence. Such Investor is a resident of, or is organized under the laws of, the jurisdiction set forth below such Investor’s name on Schedule I attached hereto.

4.11         No Market. Such Investor understands that the Prior Warrant Shares and the Shares are and, upon exercise of the Warrants, the Warrant Shares will be restricted securities, that there is no public trading market for the Warrants and that none is expected to develop, and that the Prior Warrant Shares, the Shares, the Warrants, and the Warrant Shares must be held indefinitely unless and until the resale of such Prior Warrant Shares, Shares, Warrants, or Warrant Shares is registered under the Securities Act or subject to the terms and conditions of this Agreement and the applicable securities laws, an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

4.12         No Commissions. Such Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company or any Investor relating to this Agreement or the transactions contemplated hereby.

4.13          Transactional Exemption. Such Investor understands that the Prior Warrant Shares, the Shares, the Warrants, and the Warrant Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire Prior Warrant Shares, Shares, a Warrant, and Warrant Shares (as applicable).

4.14.         Investor Undertaking. Such Investor understands that (i) none of the Shares, the Warrant, or the Warrant Shares may be offered for sale, sold, assigned or transferred unless (A) subsequently registered under the Securities Act, (B) such Investor shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Investor, in a form reasonably acceptable to the Company, to the effect that such Shares, Warrant, or Warrant Shares, as applicable, to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Shares, Warrant, or Warrant Shares, as applicable, can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Shares, the Warrant, or the Warrant Shares, as applicable, made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of such Shares, Warrant, or Warrant Shares, as applicable, under circumstances in which the seller (or the Person (as defined below) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder.

4.15         Disclosure of Transactions. On or before 5:30 p.m., New York time, on the second (2nd) business day following the date of this Agreement, the Company shall file a Current Report on Form 8-K (or other form permitted under the federal securities law) disclosing the material terms and conditions of the transactions contemplated by this Agreement and the Warrants, in compliance with the requirements of Form 8-K (or such other form).

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5.           Registration Rights.

5.1           Certain Definitions.

“Holder” and “Holders” shall include each Investor and any transferee or transferees of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” shall mean: (i) the Prior Warrant Shares, Shares and the Warrant Shares issued or issuable to each Holder (A) with respect to the Warrant Shares, upon exercise of the Warrants, (B) upon any distribution with respect to, or any exchange for or any replacement of, such Prior Warrant Shares, Shares or Warrants, or (C) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses, except that any such Shares, Warrant Shares, or other securities shall cease to be Registrable Securities when and to the extent (Y) they have been sold to the public or (Z) they may be sold by the Holder thereof without restriction pursuant to Rule 144 or pursuant to a Prior Registration Statement.

“Registration Expenses” shall mean all expenses to be incurred by the Company in connection with each Holder’s registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders) (provided that the amount of any reimbursement of the reasonable fees and disbursements of counsel to Holders shall not exceed $10,000 in the aggregate) for a review of the Registration Statement (as defined below) and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

“Selling Expenses” shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within “Registration Expenses.”

5.2          Registration Requirements. The Company shall use its reasonable best efforts to effect the registration of the resale of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the resale of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holder. Such reasonable best efforts by the Company shall include, without limitation, the following:

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(a)           The Company shall, as expeditiously as possible:

(i)           But in any event within 45 days of the Closing, prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into a Form S-3 promptly after Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Shares and the Warrant Shares issuable upon full exercise of the Warrants (the “Registration Statement”). The Company shall use its reasonable best efforts to cause such Registration Statement and other filings to be declared effective as soon as possible, and in any event prior to 135 days (or, if the Commission elects to review the Registration Statement, 195 days) following the Closing. The Company, in its sole discretion, may elect to include for offer and sale securities in addition to the Registrable Securities in the Registration Statement. By 5:30 p.m. (New York time) on the business day immediately following the effective date of the Registration Statement, the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with sales pursuant to the Registration Statement (whether or not such a prospectus is technically required by such rule).

(ii)          Without limiting the foregoing, the Company will promptly respond to all Commission comments, inquiries and requests, and shall request acceleration of effectiveness of the Registration Statement at the earliest possible date. The Company shall provide the Holders reasonable opportunity to review the portions of any such Registration Statement or amendment or supplement thereto containing disclosure regarding the Holders prior to filing.

(iii)         Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

(iv)        Furnish or otherwise make available to each Holder copies of a current prospectus included in the Registration Statement conforming with the requirements of the Securities Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

(v)           Register and qualify the securities covered by the Registration Statement under the securities or “blue sky” laws of all domestic jurisdictions, to the extent required; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(vi)          Notify each Holder immediately of the happening of any event (but not the substance or details of any such event unless specifically requested by a Holder) as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its reasonable best efforts to promptly update and/or correct such prospectus.

(vii)         Notify each Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the threat or initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

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(viii)        Upon request, permit counsel to the Holders to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time (but not less than two (2) full days on which there is trading on the Principal Market or such other market or exchange on which the Common Stock is then principally traded) prior to each filing and will not request acceleration of the Registration Statement without prior notice to such counsel; provided, however, that the Company will not be obligated to comply with this Section 5.2(a)(viii) if compliance would cause the Company to fail to comply with any other provisions hereunder.

(ix)           Qualify the Registrable Securities covered by such Registration Statement for listing on the Principal Market or the principal securities exchange and/or market on which the Common Stock is then listed, including the preparation and filing of any required filings with such principal market or exchange.

(b)          In the event that the Registration Statement has been declared effective by the Commission and, afterwards, any Holder’s ability to sell Registrable Securities registered for resale under the Registration Statement is suspended for more than (i) 45 days in any 90 day period or (ii) 90 days in any calendar year, including without limitation by reason of any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in the Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, then the Company shall take such action as may be necessary to amend or supplement the Registration Statement or the prospectus (including any supplements thereto) included in the Registration Statement, such that the Registration Statement or the prospectus, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements not misleading.

(c)          If the Holder(s) intend to distribute the Registrable Securities by means of an underwriting, the Holder(s) shall so advise the Company. Any such underwriting may only be administered by nationally or regionally recognized investment bankers reasonably satisfactory to the Company.

(d)          Subject to Section 5.2(c) above, the Company shall enter into such customary agreements (including an underwriting agreement containing such representations and warranties by the Company and such other terms and provisions, as are customarily contained in underwriting agreements for comparable offerings and are reasonably satisfactory to the Company) and take all such other actions as the Holder or the underwriters participating in such offering and sale may reasonably request in order to expedite or facilitate such offering and sale other than such actions which are disruptive to the Company or require significant management availability.

(e)          The Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders’ due diligence examination of the Company and review of the Registration Statement, all documents filed with the Commission subsequent to the Closing, and pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration Statement, provided that such parties agree to keep such information confidential. Notwithstanding the foregoing, the foregoing right shall not extend to any Holder (i) who is not a financial investor or entity or (ii) who, itself or through any affiliate, has any strategic business interest that would reasonably be expected to be in conflict with any business of the Company or its Subsidiaries.

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(f)            The Company may suspend the use of any prospectus used in connection with the Registration Statement only in the event, and for such period of time as, (i) such a suspension is required by the rules and regulations of the Commission or (ii) it is determined in good faith by the Board of Directors of the Company that because of valid business reasons (not including the avoidance of the Company’s obligations hereunder), it is in the best interests of the Company to suspend such use, and prior to suspending such use in accordance with this clause (f)(ii) the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. The Company will use reasonable best efforts to cause such suspension to terminate at the earliest possible date.

(g)          The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement effective at all times during the Registration Period (as defined below), and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement. In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 5.2(g)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(h)          Each Holder agrees by its acquisition of the Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 5.2(a)(vi) or 5.2(a)(vii), and upon notice of any suspension under Section 5.2(f), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented prospectus and/or amendment to the Registration Statement contemplated by this Section 5.2, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or the Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(i)           If requested by a Holder, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) as soon as practicable, supplement or make amendments to the Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

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5.3         Expenses of Registration. All Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

5.4          Registration on Form S-3. The Company shall use its reasonable best efforts to remain qualified for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act, provided that if such other form is used, the Company shall convert such other form to a Form S-3 promptly after the Company becomes so eligible, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as the Registration Statement covering the Registrable Securities has been declared effective by the Commission.

5.5          Registration Period. In the case of the registration effected by the Company pursuant to this Agreement, the Company shall keep such registration effective from the date on which the Registration Statement initially became effective until the earlier of (i) the date on which all the Holders have completed the sales or distributions described in the Registration Statement relating to the Registrable Securities registered for resale thereunder, or (ii) until such Registrable Securities may be sold by the Holders without restriction pursuant to Rule 144 (or any successor thereto) (provided that the Company’s transfer agent has accepted an instruction from the Company to such effect) (the “Registration Period”). Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the Registration Statement (or any prospectus relating thereto).

5.6          Indemnification.

(a)          Company Indemnity. The Company will indemnify and hold harmless each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any material breach of this Agreement (including any representation herein) or any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based (i) on any untrue statement or omission based upon written information furnished to the Company by a Holder or the underwriter (if any) therefor, (ii) the failure of a Holder to deliver at or prior to the written confirmation of sale, the most recent prospectus, as amended or supplemented, or (iii) the failure of a Holder otherwise to comply with this Agreement. The indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

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(b)          Holder Indemnity. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, agents and partners, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any material breach of this Agreement by Holder (including any representation herein) or any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make a statement therein not misleading in light of the circumstances under which it was made, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the registration statement in question. The indemnity agreement contained in this Section 5.6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

(c)          Procedure. Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such non-privileged information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

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5.7          Contribution. If the indemnification provided for in Section 5.6 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided herein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company, on the one hand, and any Holder, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of any Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

In no event shall the obligation of any Indemnifying Party to contribute under this Section 5.7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5.6(a) or 5.6(b) hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.7 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of: (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the registration statement in question, or (ii) in the case of an underwriter, the amount by which the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.8          Survival. The indemnity and contribution agreements contained in Sections 5.6 and 5.7 and the representations and warranties of the Company referred to in Section 5.2(d) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

5.9          Information by Holders. Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may from time to time reasonably request in writing in connection with any registration, qualification or compliance referred to in this Agreement, and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. The intended method or methods of disposition and/or sale of such securities as so provided by such purchaser shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Holder. Each Holder agrees that, other than ordinary course brokerage arrangements, in the event it enters into any arrangement with a broker dealer for the sale of any Registrable Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, such Holder shall promptly deliver to the Company in writing all applicable information required in order for the Company to be able to timely file a supplement to the prospectus pursuant to Rule 424(b), or take any other action, under the Securities Act, to the extent that such supplement or other action is legally required. Such information shall include a description of (i) the name of such Holder and of the participating broker dealer(s), (ii) the number of Registrable Securities involved, (iii) the price at which such Registrable Securities were or are to be sold, and (iv) the commissions paid or to be paid or discounts or concessions allowed or to be allowed to such broker dealer(s), where applicable.

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6.            Stock Legend.

6.1          Upon payment therefor as provided in this Agreement and/or the Warrant (as applicable), the Company will issue to each Investor, in the name of such Investor, the Prior Warrant Shares, the Shares, and the Warrant Shares purchased by such Investor. Any certificate representing the Prior Warrant Shares or the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND AFTER RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR THAT THE PROSPECTUS DELIVERY REQUIREMENTS HAVE BEEN MET.

Any certificate representing the Warrant Shares issued by the Company shall also be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE RIGHTS AND OBLIGATIONS SET FORTH IN A SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF JANUARY 28, 2015, BY AND BETWEEN ROCK CREEK PHARMACEUTICALS, INC. AND THE SEVERAL INVESTORS PARTY THERETO AS SUCH MAY BE AMENDED FROM TIME TO TIME.

The Warrants shall be imprinted with the legends set forth in the form of Warrant attached hereto as Exhibit A.

The Company agrees to issue the Shares, the Prior Warrant Shares issued upon exercise of the Prior Warrants, and the Warrant Shares issued upon exercise of the Warrants, as applicable, without the legends set forth above at such time as the Holder thereof is (i) permitted to transfer such Shares, Prior Warrant Shares, or Warrant Shares, as applicable, without restriction pursuant to Rule 144 under the Securities Act, and upon such transfer or (ii) at such time such securities have been registered for resale under the Securities Act, upon such resale, and subject to the undertakings in Section 4.14 hereof by the Investors.

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7.            Use of Proceeds. The proceeds from the sale of Shares and Warrant Shares pursuant to this Agreement shall be used for general corporate purposes.

8.           Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein shall survive the execution of this Agreement, the delivery to the Investors of the Prior Warrant Shares, the Shares, and the Warrants being purchased, and the payment therefor.

9.            Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (i) if within the domestic United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (ii) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (A) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (B) if delivered by nationally recognized overnight carrier, one business day after so mailed, (C) if delivered by International Federal Express, two business days after so mailed, and (D) if delivered by facsimile, upon electric confirmation of receipt, and shall be delivered as addressed as follows:

(a)            if to the Company, to:

Rock Creek Pharmaceuticals, Inc.

2040 Whitfield Avenue, Suite 300

Sarasota, Florida 34243

Telephone: (844) 727-0727

Facsimile: ____________________

Attention: Chief Financial Officer

with copies to:

Foley & Lardner LLP

Attn: Curt P. Creely, Esq.

100 N. Tampa Street, Suite 2700

Tampa, Florida 33602

Telephone: (813) 225-4122

Facsimile: (813) 221-4210

(b)            if to an Investor, at its address set forth under its name on Schedule I attached hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10.          Changes; Waivers. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors holding at least sixty-six percent (66%) of the total number of Prior Warrant Shares and Shares issued pursuant to this Agreement. In addition, no provision of this Agreement may be waived by the Investors or by any Investor without the consent of Investors holding at least sixty-six percent (66%) of the total number of Prior Warrant Shares and Shares issued pursuant to this Agreement.

11.          Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12.          Severability. In the event that any provision contained in this Agreement is found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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13.          Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

14.          Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

15.          Finders Fees. Neither the Company nor any Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of another party to pay any finder’s fee or commission in connection with this transaction.

16.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

17.          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investors. No Investor shall assign any rights or obligations under this Agreement, other than, solely with respect to any Prior Warrant Shares, Shares, Warrants, or Warrant Shares transferred in accordance with this Agreement, including the legends described herein, to any permitted transferee of such Prior Warrant Shares, Shares, Warrants, or Warrant Shares, provided, however, that no such assignment shall relieve any Investor of its obligations under this Agreement.

18.          Expenses. The Company and each Investor shall bear its own expenses in connection with the preparation and negotiation of this Agreement.

19.          Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

20.          Pronouns. All pronouns or any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

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21.          Press Release. The Company shall not use any Investor’s name in any press release issued by the Company related to this Agreement or the transactions contemplated hereby, without the consent of such Investor.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ROCK CREEK PHARMACEUTICALS, INC.

By:	/s/ Michael J. Mullan
Name:	Michael J. Mullan
Title:	Chief Executive Officer

INVESTOR COUNTERPART SIGNATURE PAGE

TO THE SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Feehan Partners, LP
Name of Investor

By:	/s/ Robert W. Scannell
Name:	Robert W. Scannell
Title:	General Partner

Investment Amount: $45,023.90

INVESTOR COUNTERPART SIGNATURE PAGE

TO THE SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

/s/ Francis J. Conway
Name of Investor: Francis J. Conway

Investment Amount: $100,000

INVESTOR COUNTERPART SIGNATURE PAGE

TO THE SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Talkot Fund, L.P.
Name of Investor

By:	/s/ Thomas B. Akin
Name:	Thomas B. Akin
Title:	Managing Member of General Partner

Investment Amount: $125,000

INVESTOR COUNTERPART SIGNATURE PAGE

TO THE SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

/s/ Thomas B. Akin
Name of Investor: Thomas B. Akin

Investment Amount: $125,000

INVESTOR COUNTERPART SIGNATURE PAGE

TO THE SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PV Partners, L.P.
Name of Investor

By:	/s/ Scott P. Peters
Name:	Scott P. Peters
Title:	General Partner

Investment Amount: $300,000

INVESTOR COUNTERPART SIGNATURE PAGE

TO THE SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

/s/ Donald W.J. Munro
Name of Investor: Donald W.J. Munro

Investment Amount: $50,000

INVESTOR COUNTERPART SIGNATURE PAGE

TO THE SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Bradley R. Kroenig Revocable Trust
Name of Investor

By:	/s/ Bradley R. Kroenig
Name:	Bradley R. Kroenig
Title:	Trustee

Investment Amount: $15,000

SCHEDULE I

Schedule of Investors

	1.	2.	3.	4.	5.	6.	7.	8.
Name and Address	Date and Number of Prior Warrants Being Exercised	Number of Shares Being Purchased Through Exercise of Prior Warrants	Number of Shares Being Purchased (other than Prior Warrant Shares)	Total Number of Shares Being Purchased	Number of New Warrants Being Issued Through Exercise of Prior Warrants	Number of Warrants Issued (other than through Exercise of Prior Warrants	Total Number of Warrants Issuable	Aggregate Purchase Price at Closing
Feehan Partners, LP 3 Harbor Drive, Suite 213 Sausalito, CA 94964			300,159	300,159		150,080	150,080	$45,023.90
Francis J. Conway 217 Collingwood Avenue Fairfield, CT 06825			666,667	666,667		333,333	333,333	$100,000.00
PV Partners, LP 1550 Tiburon Blvd., Ste. G 613 Tiburon, CA 94920	11/05/2010 - 833,333 03/04/2011 - 543,478 08/08/2014 - 623,189	2,000,000		2,000,000	2,000,000		2,000,000	$300,000.00
Talkot Fund, L.P. 2400 Bridgeway, Suite 300 Sausalito, CA 94965	08/08/2014 - 625,000	625,000	208,333	833,333	625,000	104,167	729,167	$125,000.00
Thomas B. Akin 2400 Bridgeway, Suite 300 Sausalito, CA 94965	08/08/2014 - 625,000	625,000	208,333	833,333	625,000	104,167	729,167	$125,000.00
Donald W.J. Munro 42 Atwood Avenue Sausalito, CA 94965			333,333	333,333		166,667	166,667	$50,000.00
Bradley R. Kroenig Revocable Trust 657 Daniel Ct. Wyckoff, NJ 07481	03/12/2014 - 100,000	100,000		100,000	100,000		100,000	$15,000.00
				5,066,825			4,208,413	$760,023.90

Exhibit A

Form of Warrant

[To be attached.]

BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND UPON DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE SECURITIES ACT OR THAT THE PROSPECTUS DELIVERY REQUIREMENTS HAVE BEEN MET.

COMMON STOCK PURCHASE WARRANT

To purchase shares of common stock, $0.0001 par value, of

Rock Creek Pharmaceuticals, Inc.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, __________________________________________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after ____________________, 2015 (the “Initial Exercise Date”) and on or prior to the close of business on ____________________, 2022 (the “Termination Date”) but not thereafter (the “Exercise Period”), to subscribe for and purchase from Rock Creek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), up to ________________ shares (the “Warrant Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $0.15, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. The term “Holder” shall refer to the Holder identified above or any subsequent transferee of this Warrant. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Securities Purchase and Registration Rights Agreement, dated _________________, 2015, between the Company and the Holder (the “Purchase Agreement”).

1.                            Authorization of Warrant Shares. The Company represents and warrants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable.

2.                            Exercise of Warrant.

(a)            Except as provided in Section 3 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or prior to the close of business on the Termination Date by (i) surrendering this Warrant, with the Notice of Exercise Form attached hereto completed and duly executed, to the offices of the Company (or such other office or agency (including the transfer agent, if applicable) of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company), and (ii) (A) delivering to the Company payment of the Exercise Price of the shares thereby purchased by wire transfer of immediately available funds or cashier’s check drawn on a United States bank, or (B) if the provisions of Section 2(c) are applicable, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(c) below). The Holder exercising his, her or its purchase rights in accordance with the preceding sentence shall be entitled to receive a certificate for the number of Warrant Shares so purchased, which certificate will bear a legend substantially similar to the legend set forth on this Warrant. Certificates for shares purchased hereunder shall be issued and delivered to the Holder within five (5) Trading Days (as defined below) after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed to no longer hold this Warrant with respect to such shares and to have become a holder of record of such shares for all purposes, in each case (i) if the exercise is not a Cashless Exercise, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price for such shares and all taxes required to be paid by the Holder, if any, pursuant to Section 4 prior to the issuance of such shares, have been paid, or (ii) if the exercise is a Cashless Exercise, as of the date the Warrant has been exercised with respect to such shares, the Company has been notified that the Warrant is being exercised pursuant to a Cashless Exercise, and all taxes required to be paid by the Holder, if any, pursuant to Section 4 prior to the issuance of such shares, have been paid.

(b)            In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, if requested by the Holder and at his, her or its expense, shall within ten (10) Trading Days issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

(c)            Notwithstanding anything herein to the contrary, if the Registration Statement (as defined in the Purchase Agreement) covering the resale of the Warrant Shares that are the subject of a completed and executed Notice of Exercise Form is not available for the resale of any or all Warrant Shares (the “Unavailable Warrant Shares”), the Holder may, in his, her or its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

                                     D

For purposes of the foregoing formula:

A=	the total number of shares with respect to which this Warrant is then being exercised.

B=	the arithmetic average of the VWAPs (as defined below) of the Common Stock for the five (5) consecutive Trading Days (as defined below) ending on the date immediately preceding the date of the Notice of Exercise Form.

C=	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

D=	the Closing Sale Price (as defined below) of the Common Stock on the date of the Notice of Exercise Form.

For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

(d)                          Notwithstanding anything herein to the contrary, this Warrant shall not be exercisable, and the Company shall not issue to the Holder any shares of Common Stock underlying this Warrant, until such time when such shares (including shares issuable upon exercise of the Warrants) proposed to be issued, when aggregated with all other shares then owned beneficially (as calculated pursuant to (i) Section 13(d) of the Securities Exchange Act of 1934 and Rule 13d-3 promulgated thereunder and (ii) the rules and regulations of the NASDAQ Stock Market) by the Holder, would not result in the beneficial ownership by the Holder of more than 9.99% of the then issued and outstanding shares of Common Stock (the “Ownership Cap”), without the prior written consent of the Holder. The Ownership Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction.

(e)                          For purposes of this Warrant, the following terms shall have the following meanings:

(i)             “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market (as defined below), as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(ii)            “Trading Day” shall mean a day on which there is trading on the Principal Market or such other market or exchange on which the Common Stock is then principally traded.

(iii)           “Principal Market” means the Nasdaq Capital Market.

(iv)           “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the NASDAQ Stock Market (or, if the NASDAQ Stock Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function. If VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures hereunder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

3.            No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

4.            Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder; provided, however, that the Holder shall pay any applicable transfer taxes.

5.            Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

6.            Division and Combination.

(a)                                            This Warrant may be divided or combined with other Warrants upon presentation hereof (and thereof, as applicable) at the aforesaid office of the Company, together with a written notice specifying the denominations in which new Warrants are to be issued, signed by the Holder or his, her or its agent or attorney. The Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(b)                                            The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 6.

7.                         No Rights as Stockholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and, if the exercise is not a Cashless Exercise, the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment, and this Warrant shall no longer be issuable with respect to such Warrant Shares.

8.                         Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

9.                          Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

10.                        Adjustments and Termination of Rights. The purchase price per Warrant Share and the number of Warrant Shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)            Reclassification, Recapitalization, etc. If the Company at any time shall, by reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change.

(b)            Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(c)            Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in shares of Common Stock, or make any other distribution with respect to Common Stock of shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

(d)            Adjustment of Number of Warrant Shares. Upon each adjustment in the Exercise Price pursuant to Sections 10(b) or 10(c) hereof, the number of Warrant Shares purchasable hereunder shall be adjusted to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

(e)            Other Action Affecting Shares. In case the Company shall take any action to which the provisions hereof are not strictly applicable but are of the type contemplated by the provisions of this Section 10, then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder.

11.                          Notice of Adjustments, Notices. If the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to Section 10 hereof, the Company shall issue and provide to the Holder, as holder of this Warrant, a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

12.                          Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to ensure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation.

Except as and to the extent waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value and (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant.

13.                          Call Right. At any time and from time to time, the Company shall have the right, upon 10 Trading Days’ prior written notice to the Holder (a “Call Notice”), to call (require Holder to exercise) all or any portion of this Warrant at the Exercise Price provided that (i) the Warrant Shares are registered for resale pursuant to the Securities Act and have been for at least the 10-Trading Day period preceding the Call Notice, (ii) the Prospectus has not been suspended at any time during the 10-Trading Day period preceding the Call Notice, (iii) the Common Stock is currently listed (and is not suspended from trading) on the Principal Market as of the date the Call Notice is delivered to the Holder through the effective date of such call, (iv) the Company is not in default (or taken any action or failure to act which through the passage of time would result in a default) under the Purchase Agreement, (v) exercise of the Warrant under the Call Notice will not cause the Holder to exceed the limitations set forth in Section 3(d) hereof, (vi) the VWAP of the Common Stock on the Principal Market is equal to or greater than $0.36 (subject to adjustment to reflect forward or reverse stock splits, stock dividends, recapitalizations and the like) (the “Threshold Price”) for at least 10 consecutive Trading Days, and (vii) the Call Notice is delivered within 3 Trading Days’ of the most recent day in the previous clause and that the Common Stock reached the Threshold Price. At any time prior to the effective date of such call, the Holder shall have the right to exercise this Warrant in accordance with its terms.

14.                          Miscellaneous.

(a)            Jurisdiction. This Warrant shall constitute a contract under the laws of the State of New York, without regard to its conflict of law, principles or rules.

(b)            Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws and/or as set forth in the Purchase Agreement.

(c)            Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, provided, however, that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of his, her or its rights, powers or remedies hereunder.

(d)            Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person or five business days after being mailed by certified or registered mail, return receipt requested, postage pre-paid, addressed as follows:

(i)	If to the Holder:

____________________________

____________________________

____________________________

Attn:________________________

Phone: ______________________

or to the address of the Holder as shown on the books of the Company; or

(ii)	If to the Company:

Rock Creek Pharmaceuticals, Inc.

2040 Whitfield Avenue, Suite 300

Sarasota, Florida 34243

Telephone: (844) 727-0727

Attention: Chief Financial Officer

with a copy to:

Foley & Lardner LLP

Attn: Curt P. Creely, Esq.

100 N. Tampa Street, Suite 2700

Tampa, Florida 33602

Telephone: (813) 225-4122

or at such other address as the Holder or the Company, as applicable, may hereafter provide to the other in accordance with the provisions of this paragraph.

(e)            Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)            Successors and Assigns; No Assignment. This Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company, provided that neither the Company (except in connection with a sale of the Company or substantially all of the assets of the Company or a merger involving the Company) nor the Holder may assign this Warrant without the prior written consent of the other party.

(g)            Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(h)            Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(i)            Headings. The headings used in this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: _____________, 2015

ROCK CREEK PHARMACEUTICALS, INC.

By:
Name: Michael J. Mullan
Title: Chairman and Chief Executive Officer

NOTICE OF EXERCISE

To:	Rock Creek Pharmaceuticals, Inc.

(1)          The undersigned hereby elects to purchase ______________ Warrant Shares of Rock Creek Pharmaceuticals, Inc. pursuant to the terms of the attached Warrant. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the attached Warrant.

(2)          The undersigned intends that payment of the Exercise Price shall be made as:

☐	a “Cash Exercise” with respect to ______________ Warrant Shares; and/or
☐	a “Cashless Exercise” pursuant to Section 2(c) of the Warrant with respect to ______________ Warrant Shares (only if permitted pursuant to Section 2(c)).

(3)          In the event that the undersigned has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the undersigned tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any. Payment shall take the form of lawful money of the United States.

(4)          Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned. The Warrant Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

(5)          Accredited Investor/Qualified Institutional Buyer. The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

PURCHASER

By:
Name:
Title:
Dated: